DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Crosby Small Cap Asia Growth Fund increased 23.43%* during the fourth quarter but had a decline of 19.41%* for the full year of 1998. According to Lipper, Inc. the average Asia fund increased 26.11% during the quarter and decreased 9.05% for the year. The unmanaged Morgan Stanley Capital International All Country Far East Ex-Japan Index declined by 4.83% for the year. The Fund is committed to Asia. It focuses not only on Asia as a region but more specifically on small cap companies within the region. As such, it has more exposure to small cap companies than most other Asia funds tracked by Lipper. Given this emphasis on smaller growth companies, the Fund has tended to lead during rallies and lag during corrections. We believe the Fund is positioned to do well as more favorable conditions for equity markets develop throughout the year.

     The return of overseas liquidity and the appreciation of regional currencies boosted the stock markets in the region during the last quarter of 1998. Korea registered the largest gain of 81.3%, bolstered by the government's continued efforts in corporate restructuring and strengthening in the Won. The Philippines and Malaysian bourses were also strong, rising 56.3% and 56.9% respectively, while Singapore rose 48.2%, buoyed by several rounds of interest rate cuts. Thailand and Indonesia rebounded by 40.2% and 44.1%, respectively. Lower interest rates and signs of renewed strength in the property market bolstered the Hong Kong Hang Seng Index by 27.5%. Bourses in Australia and New Zealand also participated in the liquidity-driven rally, showing increases of 8.8% and 19.5%, respectively.

     Meanwhile, the Chinese stock markets were weak, as investors were confused by the impact of the authorities' renewed efforts to separate the government from the commercial entities. The Shanghai 'B' sharemarket lost 14.3% and the Shenzen 'B' sharemarkets shed 20.2%. Benefiting from the Hang Seng Index's increase, the more liquid Hong Kong 'H' shares, which represent Chinese enterprises listed in Hong Kong, rose 7.3%. Across the strait, the Taiwanese bourse closed 6.1% lower, as the result of tighter credit and concerns with regard to a slowing in the economy.

ECONOMIC OUTLOOK AND STRATEGY

     The regional stock markets have made meaningful gains in the last quarter of 1998. While there is likely to be some consolidation in the short term, we expect this to be temporary. The long term trend continues to be favorable for equities as regional economies emerge from their financial woes. Our view is predicated on the following factors:


(1) Continued solid domestic demand in the U.S. and Europe, coupled with the determination of the G7 countries to adopt a more accommodating monetary policy, should stimulate export growth in the Asian region;

(2) The recent improvement in liquidity in the Asian markets should be sustainable, given the build-up in current account surpluses, weak demand for funds, and the expected decline in the U.S. Fed Funds rate. This may lead to a revival in intra-regional trade as countries in the region are now starting to reflate their economies. In addition, interest rates are being reduced, trade finance has gradually resumed and inventory adjustment will soon come to an end.

       Some positive signs have already been seen, for example, with Korea recording a 1.4% year-on-year gain in exports in November, a sharp turnaround from the 13% fall in October and the first growth in seven months. The financial sectors in the crisis economies in Asia appear to have stabilized and trade finance opportunities are beginning to emerge. All these factors point toward a possible rebound in trade performance in the region;

(3) With the exception of Indonesia, risk premiums in Asia have fallen sharply in recent months. Thailand's risk premium has fallen to 3.9%, while those of Hong Kong, Malaysia and the Philippines have dropped to 1.9%, 2.4% and 9%, respectively; and

(4) The current earnings estimates for the Asian stockmarkets are generally very cautious, providing room for positive surprises on the back of further interest rate reductions and economic recovery into 1999.

CHINA

     Despite fears of a Renminbi devaluation, a weakening economy, and deflationary concerns, there are increasing signs that China's economy has turned the corner. Industrial output continued to strengthen in October with value-added industrial production rising 10.6%, up from 10.2% in September and 7.9% in August. This is significant as domestic demand, instead of exports, is the key factor driving overall GDP growth. Fears of deflation are now receding with inflation figures continuing to improve. Both the Retail Price Index and the Consumer Price Index have recently recorded lower declines.

KOREA

     Despite the fact that the Korean bourse has registered significant gains in the last quarter of 1998, we remain positive on this equity market in 1999. The restructuring proposals announced by the Financial Supervisory Commission are credible, with a meaningful sanction, that is the removal of credit lines for non-compliance. This is a fundamental shift from what we have seen before. The bourse's PE multiple is expected to expand as the credibility of the restructuring process increases. Liquidity is also improving with the call rate dropping from a high of more than 25% early in the year to around 7.5% by the end of 1998. There is still room for further rate declines, as trade surpluses continue to be generated in 1999 and foreign exchange is accumulated. The impact on the cashflow and earnings for corporations will be enormous, given the generally high current debt levels.

SINGAPORE

     Singapore has gained substantial credibility since the start of the regional economic and currency turmoil. This is primarily because the authorities are seen to be dealing with the crisis in a pro-active manner. For example, they have continued to push forward with the deregulation of, in particular, the country's financial industry. Overall, tax rates, business operating costs and charges such as airport, shipping and container handling, have been lowered. In general, Singapore has become more attractive to corporations establishing their headquarters in the region.

THAILAND

     In Thailand, key economic indicators are signaling a bottoming in the pace of economic contraction and that Thailand is finally responding to the tough policies that have thus far been implemented. A combination of a strengthening Baht, increasing capital inflows, improved money market liquidity, falling interest rates and a lower inflation outlook is expected to underpin the country's impending recovery. The economy has swung into a current account surplus in excess of USD 1 billion a month, which has resulted in lower interest rates. Interest rates are expected to continue their downtrend and the minimum lending rate should reach single-digit rates in the middle of this year, and are likely to trend towards a historic low of 8.0-8.5% by the end of the 1999. The economy is projected to grow 2.4% in 1999, compared with contractions of 7.1% in 1998 and 0.6% in 1997.

     The restructuring in the banking system and the rise in foreign investment suggest that Thailand has turned the corner, but several concerns remain. These include the recapitalization of the banking system, an export recovery and further signs of a stronger manufacturing sector, and continued reforms in the foreclosure law and foreign land ownership. A further risk is political instability, although the general consensus that the policies adopted by the Chuan government are practical has added credibility to the current administration, which is generally expected to remain fairly stable.

                                  Sincerely,

                  /s/ Christina Lam           /s/ Robert M. DeMichele
                  ----------------------      -----------------------
                  Christina Lam               Robert M. DeMichele
                  Portfolio Manager           President
                  February, 1999              February, 1999


--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                  LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND,
      THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX AND
         THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY
                             FAR EAST EX-JAPAN INDEX

[The following table represents a chart in the printed report]

Year         Lexington Crosby Small Cap
             Asia Growth Fund             MSCI       EAFE
                                        EX JAPAN
----         ----------------             ----       ----
06/30/95      $10,000                    $10,000    $10,000
12/31/95      $ 9,781                    $ 9,838    $10,839
06/30/96      $11,264                    $10,884    $11,328
12/31/96      $12,274                    $10,819    $11,494
06/30/97      $14,220                    $11,270    $12,782
12/31/97      $ 7,080                    $ 6,392    $11,698
06/30/98      $ 5,014                    $ 4,931    $13,562
12/31/98      $ 5,706                    $ 6,083    $14,077


                                        AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                            FOR THE PERIOD ENDED 12/31/98

Fund/Index                               1 Year              Since Inception
                                                               (7/3/95)

Lexington Crosby Small Cap Asia Growth   (19.41%)                 (14.82%)
     Fund
MSCI All Country Far East ex-Japan Index  (4.83%)                 (13.21%)
Morgan Stanley Capital International
     (EAFE) Index                         20.33%                   10.24%

The graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Capital International All Country Far East ex-Japan Index. Results for the Fund, the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Capital International All Country Far East ex-Japan Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

--------------------------------------------------------------------------------


*-19.41%, -14.82% are the one year and since commencement (7/1/95) average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998




  NUMBER OF                                                  VALUE
    SHARES                    SECURITY                      (NOTE 1)
------------ ------------------------------------------ --------------
             COMMON STOCKS: 88.7%
             AUSTRALIA: 2.0%
    205,000  National Foods, Ltd. .....................     $ 364,643
                                                          -----------
             CHINA: 7.5%
4,000,000    China Shipping Development Company,
             Ltd.1 ....................................       345,939
  638,600    Shandong Chenming Paper Holdings,
             Ltd. .....................................       197,012
3,200,000    Shanghai Petrochemical Company, Ltd.             289,143
1,592,000    Shenzhen Expressway Company, Ltd. ........       369,897
  360,000    Shenzhen Fangda Company, Ltd. ............       175,655
                                                          -----------
                                                            1,377,646
                                                          -----------
             HONG KONG: 26.5%
   62,000    Cheung Kong (Holdings), Ltd. .............       446,171
  200,000    Cheung Kong Infrastructure Holdings ......       446,623
  610,000    China Merchants Holdings International
             Company, Ltd. ............................       393,700
  180,000    Citic Pacific, Ltd. ......................       388,020
   95,000    Henderson Land Development ...............       491,737
   20,000    HSBC Holdings Plc ........................       498,256
1,000,000    Huaneng Power International, Inc. ........       354,975
   67,000    Hutchison Whampoa, Ltd. ..................       473,504
  540,000    Kerry Properties, Ltd. ...................       435,651
  200,000    New World Development Company, Ltd.              503,419
  610,000    Tianjin Development Holdings, Ltd. .......       409,448
                                                          -----------
                                                            4,841,504
                                                          -----------
             SINGAPORE: 26.3%
   56,000    Cycle & Carriage, Ltd. ...................       191,762
  525,000    DBS Land, Ltd. ...........................       773,201
  156,000    Fraser and Neave, Ltd. ...................       455,721
  268,000    Keppel Corporation .......................       717,933
  111,000    Oversea-Chinese Banking Corporation ......       753,474
  280,000    Parkway Holdings, Ltd. ...................       498,922
  210,000    Sembcorp Industries, Ltd.1 ...............       239,279
   66,997    Singapore Press Holdings, Ltd. ...........       730,895
   53,000    Singapore Telecommunications, Ltd. .......        80,948
   55,000    United Overseas Bank, Ltd. ...............       353,342
                                                          -----------
                                                            4,795,477
                                                          -----------


  NUMBER OF                                                  VALUE
    SHARES                    SECURITY                      (NOTE 1)
------------ ------------------------------------------ --------------
             SOUTH KOREA: 12.4%
   34,953    Medison Company, Ltd. ....................     $ 406,949
    7,200    Nong Shim Company, Ltd. ..................       414,349
    1,460    Samsung Fire & Marine Insurance
             Company ..................................       546,378
      445    Samsung Fire & Marine Insurance
             Company (Rights)1 ........................            -
   26,120    Suheung Capsule ..........................       452,905
   16,800    Youngone Corporation .....................       451,273
                                                          -----------
                                                            2,271,854
                                                          -----------
             TAIWAN: 6.3%
   98,000    Cathay Life Insurance Company, Ltd. ......       316,359
  140,000    Compal Electronics, Inc. .................       456,287
      280    Compal Electronics, Inc. (Rights)1 .......           695
  210,000    Siliconware Precision
             Industries Company1 ......................       371,548
                                                          -----------
                                                            1,144,889
                                                          -----------
             THAILAND: 7.7%
  748,000    National Petrochemical Public
             Company, Ltd.1 ...........................       344,829
  417,500    Thai Farmers Bank Public
             Company, Ltd. ............................       735,401
  207,500    Tipco Asphalt Public Company, Ltd. .......       334,089
                                                          -----------
                                                            1,414,319
                                                          -----------
             TOTAL INVESTMENTS: 88.7%
             (cost $15,401,907+)(Note 1)...............   16,210,332
             Other assets in excess
             of liabilities: 11.3% ....................    2,067,359
                                                          -----------
             TOTAL NET ASSETS: 100.0%
             (equivalent to $5.69 per share on
             3,214,009 shares outstanding) ............ $18,277,691
                                                        =============

1 Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $15,649,640.

                        ------------------------------
At  December  31,  1998,  the  composition  of the Fund's net assets by industry concentration was as follows:


   Banking ...........................     12.8%    Materials ...................     9.8%
   Capital Equipment .................      6.4     Multi-Industry ..............     2.1
   Construction & Housing ............      2.5     Real Estate .................    14.5
   Consumer Durable Goods ............      1.1     Services ....................     7.6
   Consumer Nondurable Goods .........      8.9     Telecommunications ..........     0.5
   Electrical & Electronics ..........      2.0     Transportation ..............     3.9
   Financial Services ................      7.3     Utilities ...................     1.9
   Health & Personal Care ............      7.4     Other assets ................    11.3
                                                                                    -----
                                                     Total Net Assets ...........   100.0%
                                                                                    =====

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $15,401,907) (Note 1).........................................    $  16,210,332
Cash .....................................................................................        2,019,503
Foreign currency (cost $5,530)............................................................            5,565
Receivable for shares sold ...............................................................          130,712
Dividends and interest receivable ........................................................           19,808
Deferred organization costs, net (Note 1) ................................................           23,360
                                                                                              -------------
    Total Assets .........................................................................       18,409,280
                                                                                              -------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .........................................            8,248
Payable for investment securities purchased ..............................................              695
Payable for shares redeemed ..............................................................           81,738
Accrued expenses .........................................................................           40,908
                                                                                              -------------
    Total Liabilities ....................................................................          131,589
                                                                                              -------------
NET ASSETS (equivalent to $5.69 per share on 3,214,009 shares outstanding) (Note 3).......    $  18,277,691
                                                                                              =============
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000 shares,
 $.001 par value per share................................................................    $       3,214
Additional paid-in-capital (Note 1) ......................................................       31,201,194
Accumulated net investment loss (Note 1) .................................................          (45,666)
Accumulated net realized loss on investments and foreign currency transactions (Notes 1         (13,689,511)
  and 6)
Unrealized appreciation of investments and foreign currency translation of other assets             808,460
                                                                                              -------------
  and liabilities
    TOTAL NET ASSETS .....................................................................    $  18,277,691
                                                                                              =============

   The Notes to Financial Statements are an integral part of this statement.
                                       5

LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998

INVESTMENT INCOME
Dividends ..................................  $     273,580
Interest ...................................         91,299
                                              -------------
                                                    364,879
Less: foreign tax expense ..................         24,942
                                              -------------
   Total investment income .................                   $     339,937
EXPENSES
  Investment advisory fee (Note 2) .........        185,265
  Transfer agent and shareholder
   servicing expense (Note 2) ..............         50,426
  Custodian expense ........................         39,722
  Printing and mailing expenses ............         33,200
  Professional fees ........................         28,710
  Registration fees ........................         22,733
  Directors' fees and expenses .............         18,957
  Accounting expenses (Note 2) .............         11,974
  Amortization of deferred
   organization costs (Note 1) .............         11,585
  Computer processing fees .................          7,294
  Other expenses ...........................         14,605
                                              -------------
    Total expenses .........................        424,471
    Less: expenses recovered
     under contract with
     investment adviser
      (Note 2) .............................         53,928          370,543
                                              -------------    -------------
    Net investment loss ....................                         (30,606)
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
 Net realized gain (loss) on:
  Investments ..............................    (11,201,991)
   Futures contracts .......................        132,535
   Foreign currency transactions ...........        (98,908)
                                              -------------
    Net realized loss ......................                     (11,168,364)
Net change in unrealized depreciation of:
  Investments ..............................      8,154,555
  Foreign currency translation of
   other assets and liabilities ............            404
                                              -------------
   Net change in unrealized
    depreciation ...........................                       8,154,959
                                                               -------------
    Net realized and
     unrealized loss .......................                      (3,013,405)
                                                               -------------
DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS .................                   $  (3,044,011)
                                                               =============

LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                    1998             1997
                                              ---------------- ---------------
Net investment loss .........................  $     (30,606)     (103,305)
Net realized loss from investments
 and foreign currency transactions ..........    (11,168,364)   (2,260,494)
Net change in unrealized
 appreciation (depreciation) of
 investments ................................      8,154,959   (11,521,491)
                                               -------------   -----------
  Decrease in net assets
      resulting from operations .. ..........     (3,044,011)  (13,885,290)
Increase in net assets from capital
 share transactions (Note 3) ................      7,454,840     3,955,680
                                               -------------   -----------
  Net increase (decrease) in
      net assets ............................      4,410,829    (9,929,610)
NET ASSETS:
 Beginning of period ........................     13,866,862    23,796,472
                                               -------------   -----------
 End of period (including
     accumulated net investment
     loss of $45,666 and $57,394 in
     1988 and 1997, respectively)
     (Note 1) ...............................  $  18,277,691   $13,866,862
                                               =============   ===========

  The Notes to Financial Statements are an integral part of these statements.
                                       6

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES


Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.


The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at December 31, 1998.

     FINANCIAL FUTURES The Fund may invest in financial futures contracts in order to gain exposure to or protect against market fluctuation. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1998, there were no financial futures contracts outstanding.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

  DISTRIBUTIONS Dividends  from  net  investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION COSTS Organization costs aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1998, the amount remaining to be amortized was $23,360.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (U.S.), Inc. ("Crosby") under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. Total reimbursement was $53,928 for the year ended December 31, 1998, and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $27,151 are incurred by the Fund, but paid by LMC.


3. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                                                     Year ended
                                                               December 31, 1998                    December 31, 1997
                                                       ==================================   ==================================
                                                            Shares            Amount             Shares            Amount
                                                       ---------------   ----------------   ---------------   ----------------
Shares sold ........................................       6,292,082      $  37,640,881         6,779,615      $  83,723,229
Shares issued on reinvestment of dividends .........               -                  -                 -                  -
                                                           ---------      -------------         ---------      -------------
                                                           6,292,082         37,640,881         6,779,615         83,723,229
Shares redeemed ....................................      (5,043,321)       (30,186,041)       (6,757,851)       (79,767,549)
                                                          ----------      -------------        ----------      -------------
Net increase .......................................       1,248,761      $   7,454,840            21,764      $   3,955,680
                                                          ==========      =============        ==========      =============

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $30,273,390 and $24,567,783, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,276,456 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,715,765.


5. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.


6. FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for Federal income tax purposes as of December 31, 1998 are approximately:

     $74,006 expiring in 2003,
         $1,553,376 expiring in 2005; and
         $9,829,479 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.


1Temporary book-tax differences of $2,232,650 are the result of deferred post-October losses and wash sales.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                                      Year ended December 31,
                                                                                                          July 3, 1995
                                                                                                          (commencement
                                                                                                        of operations) to
                                                                                                          December 31,
                                                                   1998          1997         1996            1995
                                                              ------------- ------------- ------------ ------------------
Net asset value, beginning of period ........................   $   7.06      $  12.24      $  9.76         $ 10.00
                                                                --------      --------      -------         -------
Income (loss) from investment operations:
 Net investment income (loss) ...............................          -         (0.05)       (0.05)           0.02
 Net realized and unrealized gain (loss) on investments .....      (1.37)        (5.13)        2.54           (0.24)
                                                                --------      --------      -------         -------
 Total income (loss) from investment operations .............      (1.37)        (5.18)        2.49           (0.22)
                                                                --------      --------      -------         -------
Less distributions:
 Distributions from net investment income ...................          -             -            -           (0.02)
 Distributions in excess of net investment income
  (temporary book-tax difference) ...........................          -             -        (0.01)              -
                                                                --------      --------      -------         -------
Net asset value, end of period ..............................   $   5.69      $   7.06      $ 12.24         $  9.76
                                                                ========      ========      =======         =======
Total return ................................................     (19.41)%      (42.32)%      25.50%          (4.39)%*
Ratio to average net assets:
 Expenses, before reimbursement or waivers ..................        2.86%         2.30%       2.64%            3.51%*
 Expenses, net of reimbursement or waivers ..................        2.50%         2.30%       2.42%            1.75%*
 Net investment loss, before reimbursement
  or waivers ................................................      (0.57)%      ( 0.32)%     (0.86)%          (1.24)%*
 Net investment income (loss) ...............................      (0.21)%      ( 0.32)%     (0.64)%            0.52%*
Portfolio turnover rate .....................................      193.48%       187.41%     176.49%           40.22%*
Net assets, end of period (000's omitted) ...................     $ 18,278      $ 13,867     $23,796        $   8,936

------------
* Annualized

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Crosby Small Cap Asia Growth Fund, Inc.:

     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the three-year period then ended and for the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and the financial highlights for the three-year period then ended and for the period from July 3, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.



                                                                   KPMG LLP









New York, New York
February 8, 1999

LEXINGTON
CROSBY SMALL CAP ASIA GROWTH FUND, INC.


INVESTMENT ADVISER
-------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
-------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




           ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


            TRANSFER AGENT
          -----------------------------------------------
           STATE STREET BANK AND

            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105


            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
-------------------------------------------------------------------
(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements

       -------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Crosby Small Cap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                     [LOGO]





================================================================================
                                    LEXINGTON
================================================================================




                                   [GRAPHIC]

================================================================================
                                    LEXINGTON
                                     CROSBY
                                   SMALL CAP
                                   ASIA GROWTH
                                   FUND, INC.
                            ---------- o ----------
                      Seeks long-term capital
                        appreciation through investment
                       in companies domiciled in the Asia
                      Region with a market capitalization
                            of less than $1 billion.
                             ---------- o ----------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================